Exhibit 99.1

Second Quarter 2019

Disclaimer IMPORTANT NOTICE This presentation contains forward-looking statements. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “should,” “seek,” and other words and terms of similar meaning. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. New factors emerge from time to time that may cause our business not to develop as we expect, and it is not possible for us to predict all of them. For a discussion of some of the risks and important factors that could affect our future results and financial conditions, see our filings with the U.S. Securities and Exchange Commission, including, but not limited to, the risks and uncertainties included under the caption “Risk Factors”. Except as required by law, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. PRESENTATION OF FINANCIAL INFORMATION This presentation includes certain “non-GAAP” financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with generally accepted accounting principles in the United States (“GAAP”). The non-GAAP financial measures used in this presentation are adjusted operating income and adjusted operating return on equity. These non-GAAP financial measures should not be considered in isolation or viewed as a substitute for their most directly comparable GAAP figures. Other companies may calculate such non-GAAP financial measures differently. Accordingly, these measures may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of net income calculated in accordance with GAAP to adjusted operating income.

Who is ProSight?

Expert Professionals providing inSightful solutions

Customers get lost in a product line approach to insurance. We created a company designed and organized to provide valuable products and services that matter to specific groups of customers, our niches.

Niche alignment creates our competitive advantage:

- Infrastructure designed to support each niche (Underwriting, Claims, Customer Experience, Actuarial, Management Information, and Audit)
- Value creation executives responsible for each niche – focused on P&L, differentiation and business development
- Limited distribution, contracted only for a specific niche
- Execution specific to niche needs and opportunities
- Quarterly and annual niche specific reviews on business development, pricing, and differentiation
- Product development at the niche level

2018 GWP: **$771 mm** (Ongoing Niches[1])	**5-Year GWP CAGR:** **11.5%** (Ongoing Niches[1])	**3-Year Avg. AY Loss Ratio:** **61.7%**	**2Q19 GAAP Book Value:** **$459 mm**	**2018 Adj. Operating ROE:** **14.4%[2]**	**98% Awesome or Good** Customer Survey Response

[1] 2018 actual GWP including Other of $895 mm. . "Other" includes GWP from exited niches and consists of (1) primary and excess workers' compensation coverage for Self-Insured Groups (including fronting reinsurance arrangements in which all GWP are ceded to a third party reinsurer), (2) niches exited prior to 2018, many with a concentration in commercial auto, (3) fronting arrangements in which all premium written is ceded to a third party, (4) participation in industry pools, and (5) emerging new business customer segments.
[2] Adjusted operating ROE is a non-GAAP measure. See Appendix for reconciliation of net income to adjusted operating income.

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1 As of December 31, 2018. 2 Excludes terminated niches and Other. Other 2018 GWP was $124 mm. Media & Entertainment $146 million Live Entertainment Film Motor Sports Country Clubs Real Estate $130 million Builders Risk Hotels Manufactured Housing Metrobuilders Property Managers Residential Charter Bus Intermodal Transportation Propane & Fuel Dealers School Bus Taxis Transportation $112 million Accountants Credit Unions Customs Brokers Lawyers Pest Control Professional Services $110 million Consumer Services $106 million Auto Dealers Franchise Equipment Dealers Professional Employer Organizations Restaurants, Bars and Taverns Social Services Construction $101 million Construction Managers Cranes Federal Contractors Luxury Home Builders Marine Contractors Scaffolding Specialty Trade Contractors Marine & Energy $65 million Ocean Marine Petroleum Services Solar Contractors 2018 GWP: $771 mm2 Niche Focused Specialty Franchise Diversified portfolio with 7 customer segments and 35 specialty niches1 Through 6/30/2019 we have added 3 new niches and 1 new customer segment 19% 17% 15% 14% 14% 13% 8%

Broadly Diversified by Customer Base and Business Line 1 2018 actual GWP including Other of $895 mm. “Other” includes GWP from exited niches and consists of (1) primary and excess workers’ compensation coverage for Self-Insured Groups (including fronting reinsurance arrangements in which all GWP are ceded to a third party reinsurer), (2) niches exited prior to 2018, many with a concentration in commercial auto, (3) fronting arrangements in which all premium written is ceded to a third party, (4) participation in industry pools, and (5) emerging new business customer segments. Customer focused specialty insurer with a differentiated business model 7 Customer Segments 35 Specialty Niches 87.8% 2018 GWP Casualty Minimal Catastrophe Exposure 2018 GWP from Ongoing Niches: $771 mm1 Differentiated business model that is designed to create significant value for customers and shareholders ?Media & Entertainment 19% ?Real Estate 17% ?Transportation 15% ?Professional Services 14% ?Consumer Services 14% ?Construction 13% ?Marine & Energy 8% General Liability 31% Auto 19% Primary Workers Comp 16% Misc. Lines 9% Property 8% Prof. Liability 7% Inland Marine 5% Umbrella 5%

Niche Focused Specialty Franchise Disciplined Underwriting and Claims Approach Experienced Management Team Attractive Financial Profile Strong and Multi-Faceted Growth Profile Differentiated Distribution Model Innovative Proprietary Technology Platform Differentiation = Value 1 4 5 6 What is the ProSight Advantage? k 2 3 7

ProSight is organized around the customer, with an infrastructure aligned at the niche level, allowing us to better serve our customers and more efficiently manage our business 1. Niche Focused Specialty Franchise It's all about the Customer Organization Around Customer + Differentiation = Higher Customer Value Music MendsSM Differentiators We provide differentiated products and coverages, services, and third-party solutions to our customers. Developed by ProSight in conjunction with customers and distribution partners, these “differentiators” are designed to help enhance our customers’ business and operating performance. OOPS® Coverage COMPLETE® and many more

1. Niche Focused Specialty Franchise

Differentiator case studies: SecureFleet®, Music Mends℠, and Subcertify

SecureFleet®

A customizable video safety system designed to help enhance operational efficiency, reduce litigation costs, and improve driver behavior. Used in Charter Bus, Cranes, Intermodal Transportation, Petroleum Services and Taxis niches.



4:49:55.92 PM



Safety Score
23
50
[redacted]
Safety Score Trend
as of 12/23/2017

Music Mends℠

An endorsement that provides partial indemnity for bands or performers whose tour schedule was interrupted by an act of terror, enabling them to circle back and play for the affected community. Used in Live Entertainment niche.



ONE LOVE MANCHESTER

Subcertify

A service that provides insureds with a comprehensive subcontractor management system that ensures all subcontractors are compliant with agreed contractual and insurance requirements. Used in Luxury Home Builders, Metrobuilders, and Specialty Trade Contractors niches.

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2. Disciplined Underwriting and Claims Approach ProSight was founded with an underwriting culture Niche – our commitment to support a select area of the economy that has the following characteristics: The customer is misunderstood or underserved by the general insurance marketplace A sufficient amount of homogenous premium We can achieve our target margin Well seasoned book of business leads to more predictable loss development patterns: 87% of 2018 gross premium written in niches developed in 2014 or earlier Our niche focused underwriting process allows a more granular understanding of our book, leading to more predictable and stable underwriting results Peer Reviews Underwriting Audits Exception Reports Daily Claims Tracking Niche Reviews We internally handle our claims with a focus on delivering value to the customer Claims is fully integrated with underwriting Limited TPA usage and no MGA-owned TPAs Advantage Years of Underwriting Reviews Completed by Niche Increasing predictive value realized via niche reviews 0 1 2 3 4 5 6 7 8 Hotels Residential Federal Contractors Franchise Equipment Dealers Marine Contractors Pest Control Builders Risk Auto Dealers Cranes Scaffolding Professional Employer Organizations Solar Contractors Charter Bus Construction Managers Petroleum Services Restaurants, Bars and Taverns School Bus Specialty Trade Contractors Credit Unions Intermodal Transportation Manufactured Housing Propane & Fuel Dealers Taxis Customs Brokers Accountants Country Clubs Film Live Entertainment Luxury Homebuilders Ocean Marine Motor Sports Metrobuilders Lawyers Property Managers Social Services

2. Disciplined Underwriting and Claims Approach

Proactive underwriting portfolio management

- Inception-to-date loss and LAE ratio of 64.1% for all U.S. business and 62.0% for ongoing U.S. business
- Selective entry (and exit) of niches is a part of our underwriting strategy, with niches exited for both financial and strategic rationale
  - **Financial Performance –** We proactively exit niches which do not meet our stringent underwriting standards. *Example:* Recent exits have primarily related to commercial auto liability (Long Haul Trucking, Towing, Chauffeured Transportation, Settlement Carriers, Pizza Delivery).
  - **Strategic Reasons** – We exit niches for various strategic rationale, including an inability to achieve scale, inability to achieve differentiation, or a broader strategic decision that a niche does not fit our business strategy. Example: Recent exit of Self-Insured Groups (primarily excess workers' compensation).

Total Business/Exited Niches *(includes 2011-2018; $ in millions)*	# of Niches	GWP	% of Total ITD GWP	Loss and LAE Ratio
Inception-to-Date U.S. Business	**51**	**$5,032.2**	**100.0%**	**64.1%**
Exited for Financial Performance	9	311.6	6.2%	101.1%
Exited for Strategic Reasons	7	696.4	13.8%	56.8%
Ongoing U.S. Business	**35**	**4,024.2**	**80.0%**	**62.0%**

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3. Strong and Multi-Faceted Growth Profile 11.5% CAGR2 Ongoing Customer Segments GWP1 ($ in millions) 1 Ongoing niches only; actual GWP are $679 mm for 2014, $772 mm for 2015, $772 mm for 2016, $836 mm for 2017, and $895 mm for 2018. 2 CAGR for actual GWP from 2014-2018 is 7.1%. $498.2 $570.1 $609.8 $713.3 $770.9 We’ve grown substantially $28.7 $37.9 $55.0 $73.4 $100.7 $78.6 $87.1 $95.0 $94.4 $106.3 $98.3 $75.6 $56.7 $65.8 $64.6 $72.9 $95.6 $121.5 $136.7 $146.0 $70.6 $71.2 $79.8 $112.6 $110.3 $61.6 $81.5 $102.1 $132.0 $130.5 $87.4 $121.2 $99.7 $98.5 $112.5 2014 2015 2016 2017 2018 Transportation Real Estate Professional Services Media and Entertainment Marine and Energy Consumer Services Construction

Future growth within any current or potential new niche or customer segment considers profitability first Management has strategic line of sight for the growth capacity of existing niches ProSight employs a rigorous process to determine when/if entry into a new niche or customer segment is justified, and can move swiftly once this decision is made Remain nimble during changing market conditions and enter new customer segments that present an attractive opportunity Through 6/30/2019 added 1 new customer segment New Customer Segments New Niches within Existing Customer Segments Historically experienced premium growth through existing niches 2014 to 2018 six of our seven niches have experienced consistent growth Robust growth opportunities within existing niches to continue profitable growth Through 6/30/2019 ongoing niche GWP grew 8.7% Growth in Existing Niches Selectively enter new niches within our existing customer segments Target new adjacent niches that provide a new opportunity Through 6/30/2019 added 3 new niches 3. Strong and Multi-Faceted Growth Profile And the best is yet to come

Customers Limited and Preferred Distribution Partners 4. Differentiated Distribution Model We can reach the customer various ways with no channel conflict MGU 53% of 2018 GWP1 Wholesale 12% of 2018 GWP1 Retail 33% of 2018 GWP1 17 niches2 with 14 MGU's at year-end 2018 Each provides exclusivity of some kind IP is mutually shared while appointed No claims authority, no TPAs 3 niches2 ProSight maintains all underwriting authority Aggregation play consistent with customer behavior 15 niches2 Agency contracts appointed for only 1 niche Joint marketing to build brand awareness No channel conflict __________ >70% of GWP written on exclusive basis __________ < 150 total distribution Partners 1 Percentages are based on ongoing GWP. 2 As of December 31, 2018.

5. Innovative Proprietary Technology Platform Built by us, for us, with the customer experience in mind No legacy systems: We utilize a single policy administration/billing system, claims system, and reinsurance system Proprietary dashboards deliver insight for day-to-day business decisions on a real-time basis Strong mobile development capabilities allow customers and agents to interact with us easily and efficiently PATI Employee Training & Development Financial Monitoring & Reporting Application Programming Interface Chatbot Artificial Intelligence & Video Technology Mobile App Customer Policy Access Direct-to-Customer Platform Policy Administration Premiere Modern, scalable, and digitally enabled technology platform that simplifies and improves the insurance buying process and user experience while allowing us to better manage our business Customer-Focused Underwriting / Operational-Focused

6. Experienced Management Team

Highly experienced team, entrepreneurial culture, aligned with shareholders

- Dynamic and motivated management team with substantial insurance industry experience
- Entrepreneurial culture that empowers management and employees to act swiftly and decisively based on full transparency
- Management is aligned with shareholders, with approximately 5% ownership of ProSight[1]

Name	Title	Joined ProSight	Years of Experience	Previous Experience
Larry Hannon	President & Chief Executive Officer	2009 (Founder)	28	Fireman's Fund Insurance Company, Chubb
Bob Bailey	Chief Underwriting Officer	2009 (Founder)	29	Fireman's Fund Insurance Company, Cigna
Buddy Piszel	Chief Financial Officer	2012	38	Freddie Mac, Prudential, Deloitte.
Lee Kraemer	Chief Actuary	2009	19	Fireman's Fund Insurance Company
Frank Papalia	Chief Legal Officer	2011	32	Paris Re, AXA
Kari Hilder	Chief Human Resources Officer	2012	16	NYU Langone Health, Rothstein Kass, NFL
Nestor Lopez	Chief Information Officer	2014	19	CNA, Fireman's Fund Insurance Company, GE
Vivienne Zimmermann	Chief Customer Experience Officer	2014	24	idox, Fireman's Fund Insurance Company, Deloitte.
Ric Victores	Chief Sales Officer	2011	32	Fireman's Fund Insurance Company, Liberty Mutual, USF&G Insurance

[1] Percentage is calculated on a fully diluted basis.

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7. Attractive Financial Profile Sustainable and consistent financial trajectory Ongoing Segments GWP1 ($ in millions) Net Investment Income ($ in millions) Combined Ratio Adjusted Operating Return on Equity2 NOTE: Financials shown for continuing operations (excludes U.K. produced business). 1 Ongoing niches only; actual GWP are $772 mm for 2016, $836 mm for 2017, and $895 mm for 2018, $249.4 mm for 1Q18 and $255.8 mm for 1Q19. 2 Adjusted operating income and adjusted operating ROE are non-GAAP measures. See Appendix for reconciliation of net income to adjusted operating income. 61.7% 3-Year Average AY Loss Ratio 1.1% 3-Year Average Catastrophe Loss Ratio Points $459 million 2Q19 GAAP Book Value 12.4% CAGR 14.4% 2018 Adjusted Operating ROE2 108.2% 99.7% 96.7% 1.2% Cats: 1.5% 0.5% 0.0% 0.8% 98.0% 98.2% $55.3 million 2018 Adjusted Operating Income2 $28.1 $36.2 $56.0 $29.3 $34.6 2016 2017 2018 1H18 1H19 $610.0 $713.0 $771.0 $392.1 $426.3 2016 2017 2018 1H18 1H19 - 3.6% 3.7% 14.4% 13.1% 13.1% 2016 2017 2018 1H18 1H19 72.4% 64.6% 59.5% 60.4% 61.7% 35.8% 35.1% 37.2% 37.6% 36.5% 63.5% 61.2% 60.2% 61.2% 60.9% 2016 2017 2018 1H18 1H19 Loss Ratio Expense Ratio AY Loss Ratio

ProSight Specialty Insurance

7. Attractive Financial Profile

Historical financial results include three significant items that make comparison to forward expectations for ongoing operations difficult to reconcile

1. U.K. Book *(Discontinued Operations)*

- U.K. market entered in 2011 to increase capital and tax efficiency, support growth needs of global clients, and for strategic niche expansion in U.K. and Europe. Exit process commenced in 2014 and operation sold in 2017.
- Cumulative pre-tax loss from 2012-2018 of $207.7 million with a combined ratio of ~155%
- U.S. whole account quota share (WAQS) implemented in 2017 as part of U.K. Exit caused a $3.8 million after tax negative impact on 2017 financial results

2. Adverse Loss Reserve Development

2016 & 2017 included adverse loss reserve development, primarily coming from exited niches and predominantly within Commercial Auto lines.

- **2016:** $60.1 mm pre tax ($39.1 mm after tax)
- **2017:** $20.3 mm pre tax ($13.2 mm after tax)

3. Net Investment Income

2016 & 2017 net investment income was suppressed prior to the repositioning of the investment portfolio during the latter half of 2017.

- **2016:** reported $28.1 mm net investment income @ 2.1% net yield[1], if 2018 net yield[1] (3.2%) is used net investment income would be $43.1 mm ($9.8 mm after tax favorable impact)
- **2017:** reported $36.2 mm net investment income @ 2.4% net yield[1], if 2018 net yield[1] (3.2%) is used net investment income would be $49.1 mm ($8.4 mm after tax favorable impact)

	2016	2017	2018
Adjusted Operating Income (Reported)	$(14.6)	$14.0	$55.0
U.K. Book WAQS Impact (After Tax)	-	$3.8	-
Adverse Loss Reserve Development (After Tax)	$39.1	$13.2	-
Net Investment Income (After Tax)	$9.8	$8.4	-
Total	**$34.3**	**$39.4**	**$55.0**

[1]Net yield defined as net investment income divided by average total investments and cash.

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7. Attractive Financial Profile Sound loss reserve position1 Total net loss reserves of $1.27 billion are prudently set Exited niches ($54.2 mm of net loss reserves) and A&E exposures ($13.1 mm of net loss reserves) are not significant and adequately ring fenced Reinsurance recoverables as of December 31, 2018 are 84.4% with reinsurers rated “A-” (Excellent) or better by A.M. Best; remaining 15.6% fully collateralized Duration of loss reserves: 5.1 years Net Loss Reserve Detail at June 30, 2019 ($ in millions) Net Loss Reserve Development 2016-2Q19 ($ in millions) Exited Exposures 2016 & 2017 adverse reserve development driven by Commercial Auto (now terminated) 1 Figures as of June 30, 2019 except as otherwise noted. 2 ProSight reserve amount attaches above $37.5 million of loss reserves on purchaser balance sheet. $1,273.6 $54.2 $13.9 $13.1 Total Net Loss Reserves Exited Niches UK Exposure A&E Exposures 2 ($60.1) ($20.3) $5.0 $2.6 $3.1 2016 2017 2018 1H18 1H19

$2.06 billion conservatively managed Investment Portfolio composed predominantly of Fixed Income Securities (91.6% of cash and total investments) which have an “A” average credit rating and a 2.9 year weighted-average duration 11.8% CAGR from 2014 through 2018 3.4% gross yield in 2018 (3.7% in both 1Q19 and 2Q19) No equity securities 7. Attractive Financial Profile Highly diversified and conservatively positioned investment portfolio NOTE: All financial information as of June 30, 2019, unless otherwise noted. Investment Portfolio Composition as of June 30, 2019 Fixed Income Securities by Type at June 30, 2019 Fixed Income Securities by Rating at June 30, 2019 Fixed Income Securities 91.6% Short - term Investments 2.4% Cash and Cash Equivalents 2.1% Commercial Levered Loans 0.8% Limited Partnerships and LLCs 3.0% U.S. Gov't & Gov't Agency 4.5% Corporate Securities 69.9% Municipals 0.5% ABS 4.6% CLO 9.1% CMBS 3.5% RMBS 7.8% AAA 11.0% AA 14.4% A 35.2% BBB 30.2% Below BBB / Not Rated 9.2%

7. Attractive Financial Profile Strong capital position, financial, and operational leverage Strong capital position $459.0 million of Stockholders’ Equity and $502.9 million of Statutory Surplus $165 million of senior notes and $50 million of revolving credit line ($18 million drawn) $29.2 million of Goodwill & Intangibles Insurance subsidiary dividend capacity of up to $50.3 million without prior approval Financial and operating leverage to be improved by primary capital raise 1.58x NWP / Surplus1 28.5% Debt / Total Capital Rated “A- (Excellent) (Outlook Stable)” by A.M. Best NOTE: All financial information as of June 30, 2019. 1 NWP / Surplus calculated using trailing twelve months NWP.

7. Attractive Financial Profile Strong Second Quarter 2019 Performance Gross Written Premium from Customer Segments grew 10.8% to $229.7 million in 2Q19 from $207.3 million in 2Q18. Total GWP grew 5.6% to $235.0 million in 2Q19 from $222.6 million in 2Q18. Added 3 new niches in 2019: 1 each in Construction, Consumer Services, and Media & Entertainment Net Investment Income grew 11.9% to $17.4 million for 2Q19 from $15.5 million in 2Q18. Combined Ratio of 98.1% for 2Q19, including a loss and LAE ratio of 62.8% and an expense ratio of 35.3%. This compares to a 2Q18 combined ratio of 97.2%, including a loss and LAE ratio of 60.0% and an expense ratio of 37.2%. Net Income from Continuing Operations of $8.7 million for 2Q19, including approximately $7.2 million of one-time expenses related to the transition of our previous CEO, compared to $14.7 million for 2Q18. Adjusted Operating Income of $14.2 million for 2Q19 compared to $14.1 million in 2Q18. Shareholders’ Equity of $459.0 million at 6/30/19 versus $426.9 million at 3/31/19. Adjusted Operating ROE (Annualized)1 of 12.8% for 2Q19 versus 15.4% for 2Q18. 2Q19 Customer Segments GWP: +10.8% 2Q19 Adjusted Operating ROE1: 12.8% 2Q19 GAAP Book Value: $459 mm 2Q19 Net Investment Income: +11.9% 2Q19 Combined Ratio: 98.1% 1 Adjusted operating ROE is a non-GAAP measure. See Appendix for reconciliation of net income to adjusted operating income.

1 4 5 6 Why Invest in ProSight? k 2 3 7 Niche Focused Specialty Franchise Disciplined Underwriting and Claims Approach Experienced Management Team Attractive Financial Profile Strong and Multi-Faceted Growth Profile Differentiated Distribution Model Innovative Proprietary Technology Platform

Appendix

Balance Sheet
($ in thousands)

	June 30 2019	(Unaudited) March 31 2019	December 31 2018 (as restated)	December 31 2017 (as restated)	December 31 2016 (as restated)
Assets					
Investments:					
Fixed income securities, available-for-sale at fair value	$1,883,989	$1,766,478	$1,693,382	$1,484,431	$1,222,234
Commercial levered loans at amortized cost	16,549	16,796	16,915	24,500	29,834
Limited partnerships and limited liability companies at fair value	62,351	55,835	53,432	41,603	33,383
Short-term investments	49,824	69,007	36,661	4,223	44,922
Total investments	2,012,713	1,908,116	1,800,390	1,554,757	1,330,373
Cash and cash equivalents	34,241	34,099	22,279	59,397	75,211
Restricted cash	8,929	8,201	7,621	18,475	–
Accrued investment income	13,314	12,508	12,279	9,409	5,353
Premiums and other receivables, net	196,128	196,490	200,347	184,334	168,378
Reinsurance receivables paid	9,927	15,867	12,428	17,220	28,876
Reinsurance receivables unpaid	210,021	201,889	185,295	201,156	176,651
Deferred policy acquisition costs	101,740	100,381	93,613	60,759	76,572
Prepaid reinsurance premiums	59,218	64,127	44,626	122,950	30,896
Net deferred income taxes	13,724	23,674	33,239	37,068	76,784
Goodwill and net Intangible assets	29,204	29,211	29,219	29,249	29,745
Fixed assets and capitalized software, net	38,145	38,563	39,001	37,834	33,068
Funds withheld related to sale of affiliate	19,534	19,309	19,397	26,988	–
Other assets	33,328	30,988	57,653	37,159	24,765
Assets of discontinued operations	19,278	19,607	19,719	12,697	194,831
Total assets	**$2,799,444**	**$2,703,030**	**$2,577,106**	**$2,409,452**	**$2,251,503**
Liabilities					
Unpaid losses and loss adjustment expenses	$1,483,660	$1,449,535	$1,396,812	$1,258,237	$1,166,619
Reserve for unearned premiums	472,907	469,960	435,933	395,432	354,828
Ceded reinsurance payable	15,987	15,552	13,281	18,448	2,816
Notes payable, net of debt issuance costs	182,517	182,439	182,355	164,017	163,678
Funds held under reinsurance agreements	72,362	77,786	63,165	112,260	20,589
Other liabilities	91,293	58,812	73,474	71,014	21,522
Liabilities of discontinued operations	21,768	22,021	22,256	14,061	140,796
Total liabilities	**2,340,494**	**2,276,105**	**2,187,276**	**2,033,469**	**1,870,848**
Shareholders' equity					
Common stock, $0.01 par value	389	389	389	389	389
Paid-in capital	603,163	603,492	607,589	606,672	555,589
Accumulated other comprehensive income, net of taxes	28,844	5,437	(22,315)	19,298	29,482
Retained deficit	(173,246)	(181,864)	(195,304)	(249,847)	(204,271)
Treasury shares - at cost (2,000 shares)	(200)	(200)	(200)	(200)	(200)
Total shareholders' equity	**458,950**	**427,254**	**389,830**	**375,983**	**380,655**
Total liabilities and shareholders' equity	**$2,799,444**	**$2,703,359**	**$2,577,106**	**$2,409,452**	**$2,251,503**

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Income Statement

($ in thousands)

	Three Months Ended June 30		Three Months Ended March 31		Year Ended December 31		
	2019	2018	2019	2018	2018	2017	2016
Revenues:							
Net premiums earned	$ 202,480	$ 183,123	$ 195,608	$ 167,456	$ 730,785	$ 609,786	$ 675,778
Net investment income	17,398	15,548	17,158	13,709	55,971	36,196	28,052
Realized investment gains (losses) , net	137	686	113	(287)	(1,557)	4,204	(6,147)
Other income, net	97	168	93	168	673	853	1,057
Total revenues	220,112	199,525	212,972	181,046	785,872	651,039	698,740
Expenses:							
Net losses and loss adjustment expenses incurred	127,115	109,933	118,333	101,854	434,830	393,741	489,464
Policy acquisition expenses	45,533	42,253	46,573	38,371	171,429	126,023	152,923
General and administrative expenses	26,028	24,880	27,194	25,222	100,118	87,821	88,950
Interest expense	3,147	3,084	3,362	3,031	12,377	12,125	12,125
Other expense	7,170	–	–	–	–	–	–
Total expenses	208,993	180,150	195,462	168,478	718,754	619,710	743,462
Income (loss) from continuing operations before income taxes	11,119	19,375	17,510	12,568	67,118	31,329	(44,722)
Income tax provision:							
Current	82	(397)	141	(7)	(853)	864	99
Deferred	2,341	4,120	3,674	2,565	14,242	37,369	(24,087)
Total income (loss) tax expense (benefit)	2,423	3,723	3,815	2,558	13,389	38,233	(23,988)
Income (loss) from continuing operations	8,696	15,652	13,695	10,010	53,729	(6,904)	(20,734)
Discontinued operations:							
Income (loss) from discontinued operations	(78)	(198)	(255)	785	$ 814	(37,089)	(79,594)
Net Income(loss)	**$ 8,618**	**$ 15,454**	**$ 13,440**	**$ 10,795**	**$ 54,543**	**$ (43,993)**	**$ (100,328)**

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Non-GAAP Reconciliation ($ in thousands unless otherwise noted) 2019 2018 2018 2017 2016 Net income (loss) 13,695 $ 10,010 $ 53,729 $ (6,905) $ (20,734) $ Income tax expense (benefit) 3,815 2,558 13,389 38,233 (23,988) Income (loss) before taxes 17,510 12,568 67,118 31,328 (44,722) Net investment gains/(losses) 113 (287) (1,557) 4,204 (6,147) Adjusted operating income/(loss) before taxes 17,397 12,855 68,675 27,125 (38,575) Income tax expense (benefit) 3,815 2,558 13,389 38,233 (23,988) Effect on "TCJA" income tax expense (benefit) - - - 25,100 - Adjusted operating income tax expense (benefit) 3,815 $ 2,558 $ 13,389 $ 13,133 $ (23,988) $ Adjusted operating income (loss) 13,582 $ 10,297 $ 55,286 $ 13,992 $ (14,587) $ Adjusted operating return on equity 13.3% 11.1% 14.4% 3.7% -3.6% Three Months Ended March 31 Year Ended December 31 2019 2018 Net income 8,696 $ 14,652 $ Income tax expense 2,423 3,723 Income before taxes 11,119 18,375 Transition expenses and net realized investment (gains) 7,033 (686) Adjusted operating income before taxes 18,152 17,689 Less: Income tax expense on adjusted operating income 3,924 3,579 Adjusted operating income 14,228 14,110 Adjusted operating return on equity 12.8% 15.4% Three Months Ended June 30